EXHIBIT 10-W


                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT



         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of September 30, 1999 (the "Fifth Amendment") among BERGEN BRUNSWIG DRUG COMPANY, a California corporation (the "Borrower" or "Bergen Drug"), BERGEN BRUNSWIG CORPORATION, a New Jersey corporation (the "Parent"), PHARMERICA, INC., a Delaware corporation ("PharMerica"; PharMerica, the Parent and Bergen Drug are collectively called the "Borrowers"), the Lenders party to the Amended and Restated Credit Agreement referred to below, and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent"), and amends that certain Amended and Restated Credit Agreement dated as of September 30, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 27, 1995, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 15, 1996, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of October 23, 1998 and by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of April 23, 1999 (as so amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

         WHEREAS, the Borrowers have requested the Agent and the Lenders to amend the Credit Agreement to provide that up to $300,000,000 of receivables may be sold in a Permitted Receivables Transaction (as defined in the Credit Agreement), and the Agent and the Required Lenders are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

         2. Amendment. The Borrowers, the Agent and the Lenders hereby agree that the definition of the term "Permitted Receivables Transaction" in Schedule I to the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  "Permitted Receivables Transaction" means any agreement of the Parent or any of its Subsidiaries providing for sales, transfers or conveyances of up to $300,000,000 of receivables purporting to be sales (and considered sales under GAAP).

         3. Representations and Warranties. The Borrowers each represent and warrant to the Agent and the Lenders that, on and as of the date hereof and as of the date the conditions set forth in Section 4 hereof shall have been satisfied, and after giving effect to this Fifth Amendment:

                  3.1 Authorization. The execution, delivery and performance by each of the Borrowers of this Fifth Amendment has been duly authorized by all necessary corporate action by each of them, and this Fifth Amendment has been duly executed and delivered by the Borrowers.

                  3.2 Binding Obligation. This Fifth Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them respectively in accordance with its terms.

                  3.3 No Legal  Obstacle  to  Fifth  Amendment.  The  execution, delivery and performance of this Fifth Amendment will not (a) contravene the Organic Documents of any of the Borrowers; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting any of the Borrowers which individually or in the aggregate does or could reasonably be expected to have a Materially Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any Borrower's properties. No approval or authorization of any governmental authority or regulatory body or other Person is required to permit the execution, delivery or performance by the Borrowers of this Fifth Amendment, or the transactions contemplated hereby.

                  3.4 Incorporation of Certain Representations. The representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

                  3.5 Default. No Default or Event of Default has occurred and is continuing.

         4. Conditions, Effectiveness. The effectiveness of this Fifth Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and the following:

                  4.1 Counterparts. The delivery to the Agent of counterparts of this Fifth Amendment executed by the Borrowers, the Required Lenders and the Agent.

                  4.2 Resolutions, etc. The Agent shall have received from each of the Borrowers a certificate, dated as of the date hereof, of its Secretary or Assistant Secretary as to:

                  (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other Credit Document to be executed by it; and

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Credit Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or an Assistant Secretary of each of the Borrowers canceling or amending such prior certificate.

                  4.3 Other Evidence. The delivery to the Agent of such other evidence with respect to the Borrowers or any other person as the Agent or any Lender may reasonably request in connection with this Fifth Amendment and the compliance with the conditions set forth herein.

         5.  Miscellaneous.

                  5.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement, the Notes and the other Credit Documents shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

                  5.2 Waivers. This Fifth Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require any of the Lenders to agree to an amendment, waiver or consent for a similar transaction on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

                  5.3 Counterparts. This Fifth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Fifth Amendment shall not become effective until the Borrowers, the Agent and the Required Lenders shall have signed a copy hereof, the same shall have been delivered to the Agent and the conditions set forth in Section 5 hereof shall have been satisfied.

                  5.4 Governing Law. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the date first written above.

                                                BERGEN BRUNSWIG DRUG COMPANY


                                                By:  /s/ Eric J. Schmitt
                                                Name:  Eric J. Schmitt
                                                Title: V.P. Finance & Treasurer



                                                BERGEN BRUNSWIG CORPORATION


                                                By:  /s/ Eric J. Schmitt
                                                Name:  Eric J. Schmitt
                                                Title: V.P. Finance & Treasurer



                                                PHARMERICA, INC.


                                                By:  /s/ Eric J. Schmitt
                                                Name:  Eric J. Schmitt
                                                Title: V.P. Finance & Treasurer




                                                BANK OF AMERICA,
                                                NATIONAL ASSOCIATION,
                                                as Agent


                                                By: /s/Gina Meador
                                                Name: Gina Meador
                                                Title: Vice President

                                                By: /s/Vanessa Sheh Meyer
                                                Name:Vanessa Sheh Meyer
                                                Title:Managing Director


                                                BANK OF AMERICA,
                                                NATIONAL ASSOCIATION


                                                By:
                                                Name:
                                                Title:


                                                THE CHASE MANHATTAN BANK


                                                By:/s/Dawn Lee Lum
                                                Name:Dawn Lee Lum
                                                Title:Vice President


                                                PNC BANK, N.A.


                                                By:
                                                Name:
                                                Title:


                                                WACHOVIA BANK, N.A.


                                                By: /s/Eero Maki
                                                Name: Eero Maki
                                                Title:Vice President

                                                THE BANK OF NEW YORK


                                                By: /s/Rebecca K. Levine
                                                Name: Rebecca K. Levine
                                                Title: Vice President


                                                FIRST UNION NATIONAL BANK


                                                By: /s/Anthony D. Braxton
                                                Name:Anthony D. Braxton
                                                Title:Vice President



                                               WELLS FARGO BANK, N.A.


                                               By:/s/Donald A. Hartmann
                                               Name:Donald A. Hartmann
                                               Title:Sr. Vice President


                                               By:/s/Catherine M. Wallace
                                               Name:Catherine M. Wallace
                                               Title:Vice President


                                               TORONTO DOMINION (TEXAS), INC.


                                               By:
                                               Name:
                                               Title:

                                               THE NORTHERN TRUST COMPANY


                                               By: /s/David J. Mitchell
                                               Name:David J. Mitchell
                                               Title:Vice President



                                               SUNTRUST BANK,
                                               CENTRAL FLORIDA, N.A.


                                               By:/s/Richard A. Anderson, Jr.
                                               Name:Richard A. Anderson, Jr.
                                               Title:Vice President



                                               ABN-AMRO BANK, N.V.,
                                               LOS ANGELES BRANCH


                                               By: /s/ Paul K. Stimpel
                                               Name: Paul K. Stimpel
                                               Title: Group Vice Pres.


                                               By: /s/Sheika Rehman
                                               Name:Sheika Rehman
                                               Title:Vice President


                                               CIBC INC.


                                               By:
                                               Name:
                                               Title:

                                               UNION BANK OF CALIFORNIA


                                               By: /s/J. Scott Jessup
                                               Name: J. Scott Jessup
                                               Title:Vice President


                                               BANCA DI ROMA


                                               By:/s/Richard G. Dietz
                                               Name:Richard G. Dietz
                                               Title:


                                               By:/s/Thomas C. Woodroff
                                               Name:Thomas C. Woodroff
                                               Title:


                                               MELLON BANK


                                               By:
                                               Name:
                                               Title:


                                               BANCA NAZIONALE DEL
                                               LAVORA S.p.A. - NEW YORK
                                               BRANCH


                                               By:
                                               Name:
                                               Title:

                               SIXTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT



          THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of December 13, 1999 (the "Sixth Amendment") among BERGEN BRUNSWIG DRUG COMPANY, a California corporation ("Bergen Drug"), BERGEN BRUNSWIG CORPORATION, a New Jersey corporation (the "Parent"), PHARMERICA, INC., a Delaware corporation ("PharMerica"; PharMerica, the Parent and Bergen Drug are collectively called the "Borrowers"), the Lenders party to the Amended and Restated Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Agent (the "Agent"), and amends that certain Amended and Restated Credit Agreement dated as of September 30, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 27, 1995, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 15, 1996, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of October 23, 1998, by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of April 23, 1999 and by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of September 30, 1999 (as so amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

          WHEREAS, the Borrowers have requested the Agent and the Lenders to amend the Credit Agreement, and the Agent and the Required Lenders are willing to do so, on the terms and conditions specified herein;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

          2. Amendment. The Borrowers, the Agent and the Lenders hereby agree as follows:

          2.1. Amendments to Schedule I.

          (a) The definition of the term "EBIT" in Schedule I to the Credit Agreement shall be amended and restated to read in its entirety as follows:

          "EBIT" means, for any period, consolidated earnings of the Parent and its Subsidiaries for such period before interest and taxes (including, without limitation and without duplication, all interest paid by the Parent under its subordinated debt securities issued to the Trusts and all payments by the Parent of dividends and distributions with respect to the Guaranteed Preferred Securities), before up to $93,000,000 of certain non-cash charges taken by the Borrower in its Fiscal Quarter ending September 30, 1998, before up to $53,700,000 of one-time, non-recurring charges taken in its Fiscal Quarter ending September 30, 1999 in connection with the write-down of certain accounts receivable, and before up to $50,000,000 of extraordinary, non-cash charges in any Fiscal Year thereafter associated with acquisitions.

          (b) The definition of the term "Permitted Receivables  Transaction" in
Schedule I to the Credit Agreement shall be amended and restated to read in its entirety as follows:

               "Permitted  Receivables  Transaction"  means (i) any agreement of the Parent or any of its Subsidiaries providing for sales, transfers or conveyances of receivables purporting to be sales that do not provide, directly or indirectly, for recourse against the seller of such receivables (or against any of such seller's Affiliates) by way of a guaranty or any other support arrangement, with respect to the collectibility of such receivables (based on the financial condition or circumstances of the obligor thereunder), other than such limited recourse as is reasonable given market standards for transactions of a similar type, taking into account such factors as historical bad debt loss experience and obligor concentration levels; provided, that the sum of the net investment of the ultimate purchaser in such receivables and the amount of Indebtedness outstanding under clause
          (ii) hereof does not at any time exceed $400,000,000 or (ii) any credit facility of the Parent or any of its Subsidiaries that is secured by receivables of the Parent and its Subsidiaries and the proceeds thereof; provided, that the sum of the aggregate principal amount of the Indebtedness so secured and the net investment of the ultimate purchaser under clause (i) hereof shall not at any time exceed $400,000,000 and provided, further that the maturity date of any such credit facility shall not extend beyond January 31, 2000.

          2.2. Amendments to Section 7.2.1. Clause (h) of Section 7.2.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          (h)  Indebtedness in respect of any Permitted Receivables Transaction;

          2.3. Amendments to Section 7.2.3. Clause (c) of Section 7.2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          (c) its Interest Coverage Ratio on the last day of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such date:

               Date                                    Ratio
         December 31, 1999                           2.25:1.0
         March 31, 2000                              2.10:1.0
         June 30, 2000 and thereafter                3.0:1.0

          3. Representations and Warranties. The Borrowers each represent and warrant to the Agent and the Lenders that, on and as of the date hereof and as of the date the conditions set forth in Section 4 hereof shall have been satisfied, and after giving effect to this Sixth Amendment:

               3.1. Authorization. The execution, delivery and performance by each of the Borrowers of this Sixth Amendment has been duly authorized by all necessary corporate action by each of them, and this Sixth Amendment has been duly executed and delivered by the Borrowers.

               3.2. Binding Obligation. This Sixth Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them respectively in accordance with its terms.

               3.3. No Legal Obstacle to Sixth Amendment. The execution, delivery and performance of this Sixth Amendment will not (a) contravene the Organic Documents of any of the Borrowers; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting any of the Borrowers which individually or in the aggregate does or could reasonably be expected to have a Materially Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any Borrower's properties. No approval or authorization of any governmental authority or regulatory body or other Person is required to permit the execution, delivery or performance by the Borrowers of this Sixth Amendment, or the transactions contemplated hereby.

               3.4. Incorporation of Certain Representations. Except for various class action lawsuits that have been filed against the Parent as a result of the acquisitions of PharMerica and Stadtlander, the representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

               3.5. Default. No Default or Event of Default has occurred and is continuing.

          4.  Conditions,   Effectiveness.   The  effectiveness  of  this  Sixth
Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and the following:

               4.1. Counterparts. The delivery to the Agent of counterparts of this Sixth Amendment executed by the Borrowers, the Required Lenders and the Agent.

               4.2. Resolutions, etc. The Agent shall have received from each of the Borrowers a certificate, dated as of the date hereof, of its Secretary or Assistant Secretary as to:

               (1) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other Credit Document to be executed by it; and

               (2) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Credit Document executed by it,


upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or an Assistant Secretary of each of the Borrowers canceling or amending such prior certificate.

               4.3. Amendment Fees. Payment to the Agent, for the pro rata benefit of each Lender approving this Sixth Amendment on or before 3:00 p.m., Eastern Standard Time, on December 13, 1999, of an amendment fee in an amount equal to .35% of the aggregate amount of the Commitments held by the Lenders that have executed and delivered this Sixth Amendment by such time; and payment of all other fees and expenses of the Agent in connection with this Sixth Amendment (including, without limitation, the fees and expenses of the counsel to the Agent).

               4.4. Other Evidence. The delivery to the Agent of such other evidence with respect to the Borrowers or any other person as the Agent or any Lender may reasonably request in connection with this Sixth Amendment and the compliance with the conditions set forth herein.

               5. Miscellaneous.

               5.1. Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement, the Notes and the other Credit Documents shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

               5.2. Waivers. This Sixth Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require any of the Lenders to agree to an amendment, waiver or consent for a similar transaction on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

               5.3. Counterparts. This Sixth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Sixth Amendment shall not become effective until the Borrowers, the Agent and the Required Lenders shall have signed a copy hereof, the same shall have been delivered to the Agent and the conditions set forth in Section 5 hereof shall have been satisfied.

               5.4. Governing Law. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered as of the date first written above.

                                             BERGEN BRUNSWIG DRUG COMPANY


                                             By: /s/ Eric J. Schmitt
                                             Name: Eric J. Schmitt
                                             Title: Vice President
                                                    Finance & Treasurer



                                             BERGEN BRUNSWIG CORPORATION


                                             By: /s/ Eric J. Schmitt
                                             Name: Eric J. Schmitt
                                             Title: Vice President
                                                    Finance & Treasurer



                                             BANK OF AMERICA, N.A., as Agent


                                             By: /s/ Gina Meador
                                             Name: Gina Meador
                                             Title: Vice President



                                             BANK OF AMERICA, N.A.


                                             By: /s/ Vanessa Shen Meyer
                                             Name: Vanessa Shen Meyer
                                             Title: Managing Director

                                             THE CHASE MANHATTAN BANK


                                             By: /s/ Dawn Lee Lun
                                             Name: Dawn Lee Lun
                                             Title: Vice Presaident



                                             PNC BANK, N.A.


                                             By:
                                             Name:
                                             Title:



                                             WACHOVIA BANK, N.A.


                                             By: /s/ Jessica S. Wright
                                             Name: Jessica S. Wright
                                             Title: Vice President




                                             THE BANK OF NEW YORK


                                             By: /s/ Rebecca K. Levine
                                             Name: Rebecca K. Levine
                                             Title: Vice President

                                             FIRST UNION NATIONAL BANK


                                             By: /s/ Mark B. Felker
                                             Name: Mark B. Felker
                                             Title: Senior Vioe President



                                             WELLS FARGO BANK, N.A.


                                By: /s/ Catherine Wallace    /s/Frieda Youlios
                                Name: Catherine Wallace      Frieda Youlios
                                Title: Vice President        Vice President

                                             TORONTO DOMINION (TEXAS), INC.


                                             By: /s/ Anne C. Favoriti
                                             Name: Anne C. Favoriti
                                             Title: Vice President



                                             THE NORTHERN TRUST COMPANY


                                             By: /s/ David J. Mitchell
                                             Name: David J. Mitchell
                                             Title: Vice President




                                             SUNTRUST BANK, CENTRAL
                                             FLORIDA, N.A.


                                             By: /s/ John A. Fields
                                             Name: John A. Fields
                                             Title: Vice President



                                             ABN-AMRO BANK, N.V.,
                                             LOS ANGELES BRANCH


                                By: /s/ Paul K. Stimpel     /s/Shika Rehman
                                Name: Paul K. Stimpel       Shika Rehman
                                Title: Group Vice Pres.     Vice President

                                             CIBC INC.


                                             By: /s/ Gerald Girardi
                                             Name: Gerald Girardi
                                             Title: Executive Director
                                                    CIBC World Markets Corp.,
                                                    as agent

                                             UNION BANK OF CALIFORNIA


                                             By: /s/ J. Scott Jessup
                                             Name: J. Scott Jessup
                                             Title: Vice President



                                             BANCA DI ROMA


                              By: /s/ Frances Barolo        /s/Thomas C.Woodruff
                              Name:  Frances Barolo         Thomas C. Woodruff
                              Title:


                                             MELLON BANK, N.A.


                                             By: /s/  L. C. Ivey
                                             Name: L. C. Ivey
                                             Title: Vice President




                                             BANCA NAZIONALE DEL LAVORO
                                             S.P.A. - NEW YORK BRANCH


                              By: /s/ Roberto Mancone      /s/Leonardo Valentini
                              Name: Roberto Mancone        Leonardo Valentini
                              Title: Senior Loan Officer   First Vice President